ANNUAL REPORT October 31, 2002

                                       Nuveen
                                   Closed-End
                              Exchange-Traded
                                         Fund

                                                NUVEEN
                                                REAL ESTATE
                                                INCOME FUND

                                                JRS

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                          HIGH CURRENT INCOME
                          FROM A PORTFOLIO OF
                       COMMERCIAL REAL ESTATE
                                  INVESTMENTS

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

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Photo of: Timothy R. Schwertfeger
Chairman of the Board

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Dear
  SHAREHOLDER

Despite an uncertain environment for real estate investments during much of this period, the Nuveen Real Estate Income Fund continued to meet its objective of providing attractive monthly income. Detailed information on your Fund's performance can be found in the Portfolio Manager's Comments and on the Performance Overview pages within this report. Please take the time to read them.

In addition to providing regular income, we believe that a real estate-based investment like your Nuveen Fund also may offer opportunities to reduce the risk of your overall investment portfolio. This is because the prices of real estate-based securities may move differently than the prices of the common stocks, mutual funds or other investments you may own. Since one part of your portfolio may be going up when another is going down, portfolio diversification may reduce your overall risk. Your financial advisor can explain the advantages of portfolio diversification in more detail. I urge you to contact him or her soon for more information on this important investment strategy.

I also urge you to consider receiving future Fund reports and other Fund information through the Internet and by e-mail rather than in hard copy. Not only will you be able to receive the information faster, but this also may help lower your Fund expenses. Sign up is quick and easy - see the inside front cover of this report for step-by-step instructions.

For more than 100 years, Nuveen has specialized in offering quality investments such as your Nuveen Fund to those seeking to accumulate and preserve wealth. Our commitment to careful research, constant surveillance and judicious trading by the seasoned portfolio management team has never been stronger. Our mission continues to be to assist you and your financial advisor by offering the investment solutions and services that can help you meet your financial objectives. We thank you for choosing us as a partner as you work toward that goal.

Sincerely,

/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

December 16, 2002

Nuveen Real Estate Income Fund (JRS)

Manager's
     PERSPECTIVE

The Nuveen Real Estate Income Fund was introduced in November 2001 and is managed by a team of real estate investment professionals at Security Capital Research & Management Incorporated, a wholly-owned subsidiary of General Electric Capital Services, Inc. Tony Manno and Ken Statz, who each have more than 21 years' experience in managing real estate investments, lead the team. Here the Security Capital Research & Management team reviews the economic environment and performance of the Fund since its inception.

WHAT WERE THE MAJOR ECONOMIC DRIVERS OF THE U.S. REAL ESTATE MARKET DURING THIS REPORTING PERIOD (SINCE THE FUND'S INCEPTION) AND HOW DID THOSE DRIVERS AFFECT THE REIT MARKET?

From the Fund's inception in November 2001 through October 31, 2002, a generally weak but slowly improving overall U.S. economy, a persistent equity bear market, and low interest rates combined to create conditions for strong relative performance of real estate securities. Investors, focused increas ingly on income quality and transparency, have been drawn throughout the period to the relatively stable cash flows, substantial dividends, and attractive valuations available from some real estate common and preferred securities. In this year of waning investor confidence in other investment alternatives, real estate securities maintained the core reasons for their attraction - namely the steady income and demonstrable value of real properties.

Despite the relatively solid performance of real estate securities in the past year, the underlying operating fundamentals of the business deteriorated. With notable exceptions, occupancy levels in the major property types declined, leading to downward pressure on rental rates (for newly signed leases only). Nevertheless, the negative impacts to real estate company earnings this year were not unanticipated; real estate is, after all, a cyclical business that tends to lag changes in the macro-economic environment.

Looking specifically at some of the major types of property:

o Apartment occupancy levels in many markets face continued pressures from both a weak job market and competition for would-be renters from an ever more accessible home ownership market.

o Office market rent and occupancy levels have been hit especially hard by a weak business economy and a virtual hiring standstill in corporate America. As a result, leasing activity has slowed significantly in many markets around the country.

o The retail sector, including both malls and smaller shopping centers, has remained a bright spot in the real estate business thanks to resilient consumers and strong demand from retailers expanding into new stores. Despite the widely publicized news of the Kmart bankruptcy, overall retailer bankruptcy levels remain below those of past recessions.


WHAT WERE THE KEY STRATEGIES AND TACTICS USED TO MANAGE JRS OVER THIS PERIOD?

Throughout the year, we continued to focus the portfolio on securities that we believed were best poised to generate sustainable income and possible appreciation while maintaining a very diverse portfolio. The key investment tactics we used to accomplish this goal were the careful management of the Fund's allocation to common and preferred securities, and the credit quality of the portfolio.

At the completion of JRS's initial investment phase in March 2002 the Fund had, as planned, approximately a 35% allocation to preferred securities and a 65% allocation to common stock. The ensuing seven months has seen a persistent equity bear market and a continuation of the Federal Reserve's policy of lowering short-term interest rates, fueling investor demand for income-oriented securities. Our strategy from the outset was to aggressively compile the more-liquid common stock portion of the target portfolio as soon as possible and to opportunistically participate in preferred initial public offerings (IPO's) to assemble the less-liquid ratable securities portion. This strategy has worked well, given the subsequent significant rise in prices of most of the common securities purchased in mid-November 2001.

Gradually since March, we have shifted the balance of JRS's portfolio toward a more even split between common and preferred investments. This strategic change was executed for two reasons: first, to try to take full advantage of the relative value and inherent stability of preferreds in this market environment; and second, in recognition that many common stocks in the higher yield segment of our investment universe had reached or exceeded our target valuations. We implemented the strategy by purchasing in the open market and by participating in a number of attractively priced preferred offerings.

The ability to tilt JRS between these two distinct securities markets based on their relative pricing is an important strategy tool in seeking to achieve both income and long-term capital appreciation. As of October 31, 2002, JRS's preferred allocation had increased to 48% of the Fund's total net assets, due to this reallocation of capital.


WERE THERE ANY SPECIFIC AREAS OR TYPES OF PROPERTIES YOU FOCUSED ON IN
PARTICULAR?

We believe the portfolio is well diversified by property type, geography, and issuer, which dampens the Fund's exposure to an adverse event that might affect one or a small group of issuers. The Fund's ability to invest in preferred securities allows it to capture cash flows generated by cyclically depressed property types and issuers through a priority position in the capital structure. For example, in two of the most challenging property types, apartments and hotels, we accomplished the Fund's 14% and 5% allocations to these sectors (respectively), primarily through investing in preferred stock (79% of our allocation to apartment companies is through preferred stock, and 100% of our allocation to hotels is through preferreds). At the same time, our allocation to retail property (25%), which we believe to be more stable and attractive at present, was accomplished primarily through investing in common stocks. We believe this extra layer of strategic flexibility enables us to better diversify the portfolio by property type and issuer, without adding undue risks.


HOW HAS THE FUND PERFORMED OVER THIS PERIOD?

For the period from its inception in November 2001 through October 31, 2002, the Fund produced a 2.09% return on net asset value. This compares with a 0.11% return over the same period for the Wilshire Real Estate Securities Index, an unmanaged index comprised of publicly-traded real estate investment trusts (REITs) and real estate operating companies. A significant portion of the differential between the Fund and this index is explained by the Fund's active program of investing in preferred stocks, which are not included in the index.

The Fund manager's efforts to limit the Fund's exposure to short-term interest rate risk also affected the Fund's total return for the reporting period. Shortly after its common share IPO in November 2001, the Fund issued preferred shares that pay floating dividends tied to short-term interest rates. This leveraging strategy can help the Fund generate additional income for common shareholders if short-term rates remain below the longer-term rates at which the Fund invests the bulk of its assets. However, the strategy will not work as well if the dividends paid to the Fund's preferred shareholders begin to rise. In an effort avoid some of the detrimental effects on common shareholder income that would come from a rise in short-term rates, the Fund has entered into a series of swap transactions that, in effect, lock in for several years the amount the Fund will pay to its preferred shareholders. This will help to create a more predictable, enhanced income stream for the Fund's common shareholders during the period the swaps are in effect.

Since the swaps are considered assets of the Fund, a rise or fall in their value will affect the Fund's NAV and total return performance. Falling short-term interest rates, as has been the case through much of the reporting period, will cause the swaps to lose value. While this had a dampening effect on the Fund's total return over this reporting period, we believe the swaps will provide a corresponding NAV and total return benefit if and when short-term rates begin to rise.

Part of the JRS return comes from its monthly dividend, which the Fund began paying in February 2002. On October 31, 2002, the Fund's share price was $14.40, which was below its IPO price of $15.00. As of that date it was trading at a 6.19% premium to its net asset value per share.


WHAT IS YOUR OUTLOOK FOR THE REAL ESTATE MARKETS AND WHAT DO YOU ANTICIPATE YOUR STRATEGY WILL BE GOING FORWARD?

Our current outlook for real estate markets over the next year is for continued occupancy weakness among office and hotel companies, gradual improvement in occupancy rates for the more cyclically sensitive apartment companies, and strong occupancy and rental rate levels for retail-oriented properties. Regardless of property type, we believe most companies in the industry are well-positioned and should have little difficulty paying their dividends, thanks in part to sharp declines in new construction starts, which should limit new supply in 2003 and 2004.

Our strategy of managing JRS for maximum income and capital appreciation over the next year will mainly be achieved by adjusting, as needed, the allocations between common and preferred securities. After a sustained period of economic weakness during which an income-focused strategy has been appropriate, we expect the near-term investment environment to shift from weakness to moderate growth. We also expect the Federal Reserve's posture on short-term interest rates to shift from the aggressive lowering of short-term rates to a new policy of increasing short-term rates as the economy recovers. This outlook suggests both that common stocks of well positioned companies may become more attractive, and that JRS's preferred allocation, the most interest rate sensitive area of the portfolio, may need to be pruned back in favor of growth-oriented common real estate securities, depending on the ultimate strength of the economy.

Overall, we believe JRS is well positioned to take advantage of these developments, and that the Fund continues to offer investors opportunities for strong returns and portfolio diversification.

NUVEEN REAL ESTATE INCOME FUND

Performance
  OVERVIEW As of October 31, 2002

JRS


PORTFOLIO STATISTICS
--------------------------------------------------
Share Price                                 $14.40
--------------------------------------------------
Common Share Net Asset Value                $13.56
--------------------------------------------------
Net Assets Attributable to
Common Shares ($000)                      $381,290
--------------------------------------------------


TOP 5 COMMON                            % OF TOTAL
STOCK HOLDINGS                         INVESTMENTS
--------------------------------------------------
Mack-Cali Realty Corporation                  7.0%
--------------------------------------------------
HRPT Properties Trust                         5.1%
--------------------------------------------------
The Macerich Company                          4.9%
--------------------------------------------------
First Industrial Realty Trust, Inc.           4.3%
--------------------------------------------------
Arden Realty, Inc.                            3.8%
--------------------------------------------------


TOP 5 PREFERRED                         % OF TOTAL
STOCK HOLDINGS                         INVESTMENTS
--------------------------------------------------
Crescent Real Estate
  Equities Company                            8.0%
--------------------------------------------------
Apartment Investment &
  Management Company                          5.5%
--------------------------------------------------
Federal Realty Investment Trust               5.1%
--------------------------------------------------
Home Properties of New York, Inc.             4.5%
--------------------------------------------------
CarrAmerica Realty Corp.                      3.5%
--------------------------------------------------


                                        % OF TOTAL
TOP 5 SECTORS                          INVESTMENTS
--------------------------------------------------
Office                                       37.5%
--------------------------------------------------
Retail                                       25.1%
--------------------------------------------------
Multifamily                                  13.9%
--------------------------------------------------
Healthcare                                    9.9%
--------------------------------------------------
Industrial                                    6.6%
--------------------------------------------------

CUMULATIVE TOTAL RETURN
SINCE INCEPTION
--------------------------------------------------
                              Market           NAV
--------------------------------------------------
Since 11/15/01                 3.30%         2.09%
--------------------------------------------------

Bar Chart:
2002 Monthly Dividends Per Share
Jan 02                        0.1125
Feb 02                        0.1125
Mar 02                        0.1125
Apr 02                        0.1125
May 02                        0.1125
Jun 02                        0.1125
Jul 02                        0.1125
Aug 02                        0.1125
Sep 02                         0.115
Oct 02                         0.115


Line Chart:
Share Price Performance
Weekly Closing Price
Past performance is not predictive of future results.
11/16/01                       15.25
                               15.07
                               15.09
                               15.14
                               15.01
                               15.05
                               15.13
                               15.06
                               15.16
                               15.13
                               15.06
                               15.12
                               15.34
                               15.1
                               14.92
                               15.2
                               15.4
                               15.47
                               15.34
                               15.66
                               15.75
                               15.8
                               15.99
                               15.98
                               15.96
                               16
                               15.9
                               15.84
                               16
                               16.02
                               16.16
                               16.18
                               16.02
                               16.14
                               15.85
                               15.05
                               14.99
                               15.53
                               15.52
                               15.85
                               15.62
                               16
                               16.2
                               16.13
                               15.85
                               15.92
                               15.78
                               14.45
                               14.69
10/31/02                       14.31

                            Shareholder
                                   MEETING REPORT

The annual shareholder meeting was held on July 24, 2002, at the Northern Trust Bank, Chicago, Illinois.


                                                                                            JRS
------------------------------------------------------------------------------------------------------------------------------------
APPROVAL OF NEW SUB-ADVISORY AGREEMENT
                                                                        Preferred         Preferred        Preferred       Preferred
                                                                           Shares            Shares           Shares          Shares
                                                  Common Shares        Series - M        Series - T       Series - W      Series - F
====================================================================================================================================
   For                                               27,147,936             1,688             1,620            1,689           1,637
   Against                                              224,369                 1                 2                3               3
   Abstain                                              351,005                27                18               25              --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                             27,723,310             1,716             1,640            1,717           1,640
====================================================================================================================================

Report of
   INDEPENDENT AUDITORS



THE BOARD OF TRUSTEES AND SHAREHOLDERS

NUVEEN REAL ESTATE INCOME FUND


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Nuveen Real Estate Income Fund as of October 31, 2002, and the related statement of operations, changes in net assets and the financial highlights for the period November 15, 2001 (commencement of operations) through October 31, 2002. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of October 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Nuveen Real Estate Income Fund at October 31, 2002, and the results of its operations, changes in its net assets and financial highlights for the period November 15, 2001 (commencement of operations) through October 31, 2002 in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP
Ernst & Young LLP

Chicago, Illinois
December 11, 2002

                            Nuveen Real Estate Income Fund (JRS)
                            Portfolio of
                                    INVESTMENTS October 31, 2002
                                                                                                                             MARKET
       SHARES   DESCRIPTION(1)                                                                                                VALUE
------------------------------------------------------------------------------------------------------------------------------------
                COMMON STOCKS - 75.6% (51.4% OF TOTAL INVESTMENTS)

                HEALTHCARE - 13.6%

      371,200   Health Care Property Investors, Inc.                                                                   $ 16,035,840
    1,054,600   Nationwide Health Properties, Inc.                                                                       17,970,384
    1,740,300   Senior Housing Properties Trust                                                                          17,820,672

------------------------------------------------------------------------------------------------------------------------------------
                INDUSTRIAL - 6.3%

      890,400   First Industrial Realty Trust, Inc.                                                                      24,076,416

------------------------------------------------------------------------------------------------------------------------------------
                MULTIFAMILY - 4.3%

      189,800   Amli Residential Properties Trust                                                                         3,985,800
      137,000   Avalonbay Communities, Inc.                                                                               5,164,900
      320,700   Gables Residential Trust                                                                                  7,263,855

------------------------------------------------------------------------------------------------------------------------------------
                OFFICE - 28.6%

    1,000,800   Arden Realty, Inc.                                                                                       21,417,120
      822,500   Brandywine Realty Trust                                                                                  16,450,000
      114,900   Highwoods Properties, Inc.                                                                                2,298,000
    3,658,900   HRPT Properties Trust                                                                                    28,795,543
    1,351,500   Mack-Cali Realty Corporation                                                                             39,044,835
       52,000   Prentiss Properties Trust                                                                                 1,401,400

------------------------------------------------------------------------------------------------------------------------------------
                RETAIL - 22.4%

      413,800   Federal Realty Investment Trust                                                                          10,903,630
      239,100   Glimcher Realty Trust                                                                                     3,859,074
      585,000   Heritage Property Investment Trust                                                                       13,952,250
      771,700   IRT Property Company                                                                                      9,152,362
      961,500   The Macerich Company                                                                                     27,354,675
    1,159,400   New Plan Excel Realty Trust                                                                              20,092,402

------------------------------------------------------------------------------------------------------------------------------------
                STORAGE - 0.4%

       56,400   Public Storage, Inc.                                                                                      1,514,340
------------------------------------------------------------------------------------------------------------------------------------

                Total Common Stocks (cost $298,489,023)                                                                 288,553,498
                --------------------------------------------------------------------------------------------------------------------

                PREFERRED STOCKS - 69.9% (47.4% OF TOTAL INVESTMENTS)

                DIVERSIFIED - 0.8%

                Colonial Properties Trust:
       33,100    Series A, 8.750%                                                                                           835,775
       25,100    Series C, 9.250%                                                                                           655,110
       31,000   Duke Realty Corporation - Series B, 7.990%                                                                1,530,625

------------------------------------------------------------------------------------------------------------------------------------
                HEALTHCARE - 0.9%

       46,530   Health Care Property Investors, Inc. - Series B, 8.700%                                                   1,174,882
       32,558   Nationwide Health Properties, Inc. - Series A, 7.677%                                                     2,361,474

                                       8

                                                                                                                             MARKET
       SHARES   DESCRIPTION(1)                                                                                                VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HOTEL - 7.2%

      360,000   Boykin Lodging Company - Series A, 10.500%                                                             $  8,996,400
      141,300   FelCor Lodging Trust Inc. - Series B, 9.000%                                                              3,023,820
      600,000   LaSalle Hotel Properties - Series A, 10.250%                                                             15,270,000

------------------------------------------------------------------------------------------------------------------------------------
                INDUSTRIAL - 3.4%

        5,000   CenterPoint Properties Corporation - Series A, 8.480%                                                       124,800
      497,623   PS Business Parks, Inc. - Series F, 8.750%                                                               12,679,434

------------------------------------------------------------------------------------------------------------------------------------
                MULTIFAMILY - 16.2%

                Apartment Investment & Management Company:
       91,600    Series G, 9.375%                                                                                         2,304,656
       59,400    Series H, 9.500%                                                                                         1,449,360
      225,600    Series P (Convertible), 9.000%                                                                           5,662,560
       51,050    Series Q, 10.100%                                                                                        1,301,775
      803,500    Series R, 10.000%                                                                                       20,408,900
       40,000   Avalonbay Communities, Inc - Series D, 8.000%                                                             1,005,200
      970,000   Home Properties of New York, Inc. - Series F, 9.000%                                                     25,462,500
       60,000   Post Properties, Inc. - Series A, 8.500%                                                                  2,835,000
       51,300   United Dominion Realty Trust, Inc. - Series B, 8.600%                                                     1,298,403

------------------------------------------------------------------------------------------------------------------------------------
                OFFICE - 26.4%

      233,300   Alexandria Real Estate Equities, Inc. - Series B, 9.100%                                                  5,953,816
                CarrAmerica Realty Corp.:
      274,782    Series B, 8.570%                                                                                         6,954,732
      503,800    Series C, 8.550%                                                                                        12,771,330
                Crescent Real Estate Equities Company:
      835,100    Series A (Convertible), 6.750%                                                                          14,697,760
    1,200,000    Series B, 9.500%                                                                                        30,300,000
      136,500   Glenborough Realty Trust Incorporated - Series A (Convertible), 7.750%                                    2,764,125
                Highwoods Properties, Inc.:
       12,141    Series A, 8.625%                                                                                        12,068,919
       33,600    Series B, 8.000%                                                                                           745,920
                HRPT Properties Trust:
      174,900    Series A, 9.875%                                                                                         4,512,420
      325,000    Series B, 8.750%                                                                                         7,910,500
       92,881   Parkway Properties, Inc. - Series A, 8.750%                                                               2,390,757

------------------------------------------------------------------------------------------------------------------------------------
                RETAIL - 14.6%

      180,000   CBL & Associates Properties, Inc. - Series B, 8.750%                                                      9,243,000
                Developers Diversified Realty Corporation:
       49,000    Series C, 8.375%                                                                                         1,196,580
       96,200    Series F, 8.600%                                                                                         2,400,190
    1,150,000   Federal Realty Investment Trust - Series B, 8.500%                                                       28,635,000
      237,300   Glimcher Realty Trust - Series B, 9.250%                                                                  5,374,845
                New Plan Excel Realty Trust:
       99,100    Series B, 8.625%                                                                                         2,502,275
       21,000    Series D, 7.800%                                                                                         1,000,782
       50,000   Simon Property Group, Inc. - Series B (Convertible), 6.500%                                               4,600,000
       24,500   Taubman Centers, Inc. - Series A, 8.300%                                                                    552,476

                                       9


                        Nuveen Real Estate Income Fund (JRS) (continued)
                             Portfolio of INVESTMENTS October 31, 2002

                                                                                                                             MARKET
       SHARES   DESCRIPTION(1)                                                                                                VALUE
------------------------------------------------------------------------------------------------------------------------------------
                STORAGE - 0.4%

                Shurgard Storage Centers, Inc.:
       30,000    Series C, 8.700%                                                                                      $    781,500
       24,600    Series D, 8.750%                                                                                           632,220
------------------------------------------------------------------------------------------------------------------------------------
                Total Preferred Stocks (cost $264,865,515)                                                              266,369,821
                --------------------------------------------------------------------------------------------------------------------
                Total Long-Term Investments (cost $563,354,538) - 145.5%                                                554,923,319
                --------------------------------------------------------------------------------------------------------------------

    PRINCIPAL
 AMOUNT (000)   DESCRIPTION(1)                                                                                                VALUE
------------------------------------------------------------------------------------------------------------------------------------
                SHORT-TERM INVESTMENTS (COST $6,762,000) - 1.8% (1.2% OF TOTAL INVESTMENTS)

$       6,762   State Street Bank Repurchase Agreement, 1.740%, dated 10/31/02, due 11/01/02, repurchase price            6,762,000
=============    $6,905,450, collateralized by U.S. Treasury Bonds
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - (2.2)%                                                                   (8,395,567)
                --------------------------------------------------------------------------------------------------------------------
                Taxable Auctioned Preferred Shares, at Liquidation Value - (45.1)%                                     (172,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                         $ 381,289,752
                ====================================================================================================================



                    (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

                                 See accompanying notes to financial statements.

                                       10

             Statement of
                  ASSETS AND LIABILITIES October 31, 2002

------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at market value (cost $570,116,538)                                                                       $561,685,319
Cash                                                                                                                            211
Receivables:
   Dividends and interest                                                                                                 2,584,536
   Investments sold                                                                                                      11,037,403
Other assets                                                                                                                  6,845
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                                                                      575,314,314
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Payable for investments purchased                                                                                        12,470,324
Interest rate swaps, at value                                                                                             9,132,040
Accrued expenses:
  Management fees                                                                                                           271,745
  Other                                                                                                                     129,189
Taxable Auctioned Preferred share dividends payable                                                                          21,264
------------------------------------------------------------------------------------------------------------------------------------
     Total liabilities                                                                                                   22,024,562
------------------------------------------------------------------------------------------------------------------------------------
Taxable Auctioned Preferred shares, at liquidation value                                                               $172,000,000
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                                                                                 $381,289,752
====================================================================================================================================
Common shares outstanding                                                                                                28,109,556
====================================================================================================================================
Net asset value per Common share outstanding (net assets applicable to
   Common shares, divided by Common shares outstanding)                                                                $      13.56
====================================================================================================================================



NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                                                                                $    281,096
Paid-in surplus                                                                                                         399,422,953
Undistributed (Over-distribution of) net investment income                                                               (5,801,153)
Accumulated net realized gain from investment transactions                                                                4,692,936
Net unrealized appreciation (depreciation) of investments and interest rate swap transactions                           (17,306,080)
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                                                                                 $381,289,752
====================================================================================================================================
Authorized shares:
   Common                                                                                                                 Unlimited
   Taxable Auctioned Preferred                                                                                            Unlimited
====================================================================================================================================

                                 See accompanying notes to financial statements.

             Statement of
                   OPERATIONS For the Period November 15, 2001
             (commencement of operations) through October 31, 2002
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends                                                                                                              $ 34,480,354
Interest                                                                                                                    756,967
------------------------------------------------------------------------------------------------------------------------------------
Total investment income                                                                                                  35,237,321
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                                                                           4,813,814
Net interest expense on interest rate swap transactions                                                                   2,720,621
Taxable Auctioned Preferred shares - auction fees                                                                           346,356
Taxable Auctioned Preferred shares - dividend disbursing agent fees                                                          18,122
Shareholders' servicing agent fees and expenses                                                                               9,696
Custodian's fees and expenses                                                                                               135,663
Trustees' fees and expenses                                                                                                  51,072
Professional fees                                                                                                           143,399
Shareholders' reports - printing and mailing expenses                                                                        78,097
Stock exchange listing fees                                                                                                   3,425
Investor relations expense                                                                                                   26,690
Other expenses                                                                                                              120,948
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement                                                      8,467,903
   Custodian fee credit                                                                                                         (94)
   Expense reimbursement                                                                                                 (1,610,843)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                                                                              6,856,966
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                                    28,380,355
------------------------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain from investment transactions                                                                            4,692,936
Change in net unrealized appreciation (depreciation) of investments                                                      (8,431,219)
Change in net unrealized appreciation (depreciation) of interest rate swap transactions                                  (8,874,861)
------------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) from investments                                                                                        (12,613,144)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO TAXABLE AUCTIONED PREFERRED SHAREHOLDERS
From and in excess of net investment income                                                                              (2,527,734)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable to Common shares from operations                                                 $ 13,239,477
====================================================================================================================================

                                 See accompanying notes to financial statements.

             Statement of
                   CHANGES IN NET ASSETS For the Period
             November 15, 2001 (commencement of operations) through October 31, 2002

------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                                                                                  $ 28,380,355
Net realized gain from investment transactions                                                                            4,692,936
Change in net unrealized appreciation (depreciation) of investments                                                      (8,431,219)
Change in net unrealized appreciation (depreciation) of interest rate swap transactions                                  (8,874,861)
Distributions to Taxable Auctioned Preferred Shareholders from undistributed net investment income                       (2,527,734)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable to Common shares from operations                                                   13,239,477
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From and in excess of net investment income                                                                             (31,761,958)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares from distributions to
   Common shareholders                                                                                                  (31,761,958)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
   Net proceeds from sale of shares                                                                                     401,689,500
   Net proceeds from shares issued to shareholders due to reinvestment of distributions                                      39,666
Taxable Auctioned Preferred shares offering costs                                                                        (2,017,208)
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable to Common shares from capital share transactions                                  399,711,958
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets applicable to Common shares                                                                  381,189,477
Net assets applicable to Common shares at the beginning of period                                                           100,275
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares at the end of period                                                            $381,289,752
====================================================================================================================================
Undistributed (Over-distribution of) net investment income at the end of period                                       $  (5,801,153)
====================================================================================================================================

                                 See accompanying notes to financial statements.

             Notes to
                    FINANCIAL STATEMENTS



1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES
Nuveen Real Estate Income Fund (the "Fund") is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's Common shares are listed on the American Stock Exchange and trade under the ticker symbol "JRS." The Fund was organized as a Massachusetts business trust on August 27, 2001.

Prior to the commencement of operations, the Fund had no operations other than those related to organizational matters, the initial capital contribution of $100,275 by Nuveen Institutional Advisory Corp. (the "Adviser"), a wholly owned subsidiary of The John Nuveen Company, and the recording of the organizational expenses ($15,000) and their reimbursement by Nuveen Investments, also a wholly owned subsidiary of The John Nuveen Company.

The Fund seeks to provide high current income by investing primarily in a portfolio of income-producing common stocks, preferred stocks, convertible preferred stocks and debt securities issued by real estate companies, such as Real Estate Investment Trusts ("REITs").

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation
Securities are valued at the last sales price on the securities exchange or Nasdaq on which such securities are primarily traded. Securities traded on a securities exchange or Nasdaq for which there are no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the mean of the closing bid and asked price. If it is determined that market prices for a security are unavailable or inappropriate, the Board of Trustees of the Fund or its designee may establish a fair value for the security.

Because the Fund may invest a substantial portion of its assets in REITs, the Fund may be subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in value of their underlying properties and by defaults by tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

Securities Transactions
Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method.

Investment Income
Dividend income is recorded on the ex-dividend date. Interest income is determined on an accrual basis.

Income Taxes
The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income to its shareholders. Therefore, no federal income tax provision is required.

Dividends and Distributions to Common Shareholders
Dividends are declared and paid monthly. Net realized capital gains from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards. A portion of distributions may consist of amounts in excess of net investment income and net capital gains, and will generally be treated by shareholders as a return of capital and would reduce the basis in the shareholder's shares.

Distributions to Common shareholders of net investment income and net realized capital gains are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income or distributions in excess of net realized gains, where applicable.

Taxable Auctioned Preferred Shares
The Fund has issued and outstanding 1,720 Series M, 1,720 Series T, 1,720 Series W and 1,720 Series F $25,000 stated value Taxable Auctioned Preferred shares. The dividend rate on each series may change every seven days, as set pursuant to a dutch auction process by the auction agent, and is payable at or near the end of each rate period.

Interest Rate Swap Transactions
The Fund is authorized to enter into hedging transactions, including interest rate swap transactions. The Fund uses interest rate swaps with the intent to reduce or eliminate the risk that an increase in short-term interest rates could have on Common share net earnings as a result of leverage. Interest rate swaps involve the Fund's agreement with the swap counterparty to pay a fixed rate payment in exchange for the counterparty paying the Fund a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on Taxable Auctioned Preferred shares or any variable rate borrowing. The payment obligation is based on the notional amount of the swap. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of credit loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is to receive. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the Fund's net payment obligations under any interest rate swap transactions. Interest rate swap positions are marked to market daily. Although there are economic advantages of entering into interest rate swap transactions, there are also additional risks. The Fund helps manage the credit risks associated with interest rate swap transactions by entering into agreements only with firms the Adviser believes has the financial resources to honor its obligations, by having the Adviser continually monitor the financial stability of that swap counterparty.

At October 31, 2002, the Fund had open interest rate swap agreements with Citibank NA as follows:

       NOTIONAL                                                  TERMINATION                        UNREALIZED
         AMOUNT                FIXED RATE       FLOATING RATE*          DATE       APPRECIATION (DEPRECIATION)
--------------------------------------------------------------------------------------------------------------
    $43,000,000                    4.0225%             1.8000%       2/06/05                      $(1,786,896)
     43,000,000                    4.8000              1.8000        2/06/07                       (3,140,883)
     43,000,000                    5.1900              1.8000        2/06/09                       (3,947,082)
--------------------------------------------------------------------------------------------------------------
                                                                                                  $(8,874,861)
==============================================================================================================
*Based on LIBOR (London Interbank Offered Rate)

Repurchase Agreements
In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Fund may be delayed or limited.

Custodian Fee Credit
The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on the Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Offering Costs
Nuveen Investments agreed to pay all Common share offering costs (other than the sales load) that exceed $.03 per Common share. The Fund's share of offering costs ($843,000) were recorded as a reduction of the proceeds from the sale of Common shares.

Costs incurred by the Fund in connection with its offering of Taxable Auctioned Preferred shares ($2,017,208) were recorded as a reduction to paid-in surplus.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

             Notes to
                 FINANCIAL STATEMENTS (continued)



2. FUND SHARES
During the period November 15, 2001 (commencement of operations) through October 31, 2002, 28,100,000 Common shares and 6,880 Taxable Auctioned Preferred shares were sold. In addition, 2,556 Common shares were issued to shareholders due to reinvestment of distributions during the period November 15, 2001 (commencement of operations) through October 31, 2002.

3. SECURITIES TRANSACTIONS
Purchases and sales of investments (excluding short-term investments) during the period November 15, 2001 (commencement of operations) through October 31, 2002, aggregated $762,288,282 and $194,952,987, respectively.

4. INCOME TAX INFORMATION
The following information is presented on an income tax basis as of October 31, 2002. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recording income and in recognizing certain gains and losses on security transactions.

--------------------------------------------------------------------------------
Cost of Investments                                                 $575,258,803
================================================================================

--------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                                                    $ 11,522,749
   Depreciation                                                     (33,971,094)
--------------------------------------------------------------------------------
Net unrealized appreciation (depreciation), including
   interest rate swap                                              $(22,448,345)
================================================================================

The tax components of undistributed net investment income and realized gains at October 31, 2002, are as follows:

--------------------------------------------------------------------------------
Undistributed ordinary income *                                       $7,287,912
Undistributed net long-term capital gains                                     --
================================================================================

* Ordinary income consists of taxable income derived from dividends, interest and short-term capital gains, if any.

The tax character of distributions paid during the period ended October 31, 2002, were as follows:

--------------------------------------------------------------------------------
Distributions from ordinary income *                                 $31,035,829
Distributions from net long-term capital gains                                --
================================================================================

* Ordinary income consists of taxable income derived from dividends, interest and short-term capital gains, if any.

The Fund hearby designates as a long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), such amount as will reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended October 31, 2002.

5. MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the Fund's investment management agreement with the Adviser, the Fund pays an annual management fee, payable monthly, at the rates set forth below, which are based upon the average daily managed assets of the Fund. "Managed assets" consists of the average daily net assets applicable to Common shares, assets attributable to Taxable Auctioned Preferred Shares and the principal amount of borrowings, if any.

AVERAGE DAILY MANAGED ASSETS                                      MANAGEMENT FEE
--------------------------------------------------------------------------------
For the first $500 million                                                .9000%
For the next $500 million                                                 .8750
For the next $500 million                                                 .8500
For the next $500 million                                                 .8250
For Managed Assets over $2 billion                                        .8000
================================================================================

The Adviser has agreed to waive part of its management fees or reimburse certain expenses of the Fund in an amount equal to .30% of the average daily Managed Assets for the period November 15, 2001 (commencement of operations) through November 30, 2006, .25% of the average daily Managed Assets for the year ended November 30, 2007, .20% of the average daily Managed Assets for the year ended November 30, 2008, .15% of the average daily Managed Assets for the year ended November 30, 2009, .10% of the average daily Managed Assets for the year ended November 30, 2010, and .05% of the average daily Managed Assets for the year ended November 30, 2011. The Adviser has not agreed to reimburse the Fund for any portion of its fees and expenses beyond November 30, 2011.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into a Sub-Advisory Agreement with Security Capital Research & Management Incorporated ("Security Capital"), under which Security Capital manages the investment portfolio of the Fund. Security Capital is compensated for its services to the Fund from the management fee paid to the Adviser.

The Fund pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser.

Subadvisor Acquisition
On May 14, 2002, GE Capital Corp., a wholly owned subsidiary of General Electric Co., acquired Security Capital Group Incorporated, the parent company of Security Capital, subadvisor to the Fund. Pursuant to the Investment Company Act of 1940, the change in ownership of Security Capital's parent caused the existing sub-advisory agreement to terminate, and shareholders of the Fund were required to approve a new subadvisor agreement with Security Capital. A special shareholder meeting was held on July 24, 2002, at which shareholders approved the new sub-advisory agreement.

6. SUBSEQUENT EVENT-DISTRIBUTIONS TO COMMON SHAREHOLDERS
The Fund declared a dividend distribution of $.1150 per Common share which was paid on December 2, 2002, to shareholders of record on November 15, 2002.

             Financial
                    HIGHLIGHTS

Selected data for a Common share outstanding throughout the period:


                                                       Investment Operations                                Less Distributions
                                    --------------------------------------------------------------  --------------------------------
                                                            Distributions   Distributions
                                                                 from Net            from
                                                               Investment         Capital
                                                                Income to        Gains to                 Net
                        Beginning                      Net        Taxable         Taxable           Investment     Capital
                           Common                Realized/      Auctioned       Auctioned            Income to    Gains to
                            Share         Net   Unrealized      Preferred       Preferred               Common      Common
                        Net Asset  Investment   Investment         Share-          Share-               Share-      Share-
                            Value      Income  Gain (Loss)        holders+        holders+   Total     holders     holders    Total
====================================================================================================================================
Year Ended 10/31:
2002(a)                    $14.33       $1.01       $(.46)         $(.09)             $--     $.46      $(1.13)       $--    $(1.13)
====================================================================================================================================
                                                                    Total Returns
                                                                 -------------------
                             Offering
                            Costs and
                             Taxable                                           Based
                            Auctioned       Ending                                on
                            Preferred       Common                Based       Common
                                Share        Share    Ending         on    Share Net
                         Underwriting    Net Asset    Market     Market        Asset
                            Discounts        Value     Value      Value**      Value**
======================================================================================
Year Ended 10/31:
2002(a)                        $(.10)       $13.56    $14.40       3.30%        2.09%
======================================================================================
                                                     Ratios/Supplemental Data
                        -----------------------------------------------------------------------------------------
                                        Before Credit/Reimbursement    After Credit/Reimbursement***
                                        ---------------------------    -----------------------------
                                                      Ratio of Net                    Ratio of Net
                                          Ratio of      Investment        Ratio of      Investment
                             Ending       Expenses       Income to        Expenses       Income to
                                Net     to Average      Average to         Average         Average
                             Assets     Net Assets      Net Assets      Net Assets      Net Assets
                         Applicable     Applicable      Applicable      Applicable      Applicable      Portfolio
                          to Common      to Common       to Common       to Common       to Common       Turnover
                        Shares (000)        Shares++        Shares++        Shares++        Shares++         Rate
=================================================================================================================
Year Ended 10/31:
2002(a)                     $381,290          2.12%*        6.71%*            1.72%*          7.11%*          37%
=================================================================================================================
                              Cumulative Taxable Auctioned
                               Preferred at End of Period
                        ---------------------------------------
                          Aggregate     Liquidation
                             Amount      and Market       Asset
                        Outstanding           Value    Coverage
                               (000)      Per Share   Per Share
===============================================================
Year Ended 10/31:
2002(a)                    $172,000         $25,000     $80,420
===============================================================

*    Annualized.

** Total Investment Return on Market Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in stock price per share. Total Return on Common Share Net Asset
     Value is the combination of reinvested dividend income, reinvested capital gains distributions, if any, and changes in Common share net asset value per share. Total returns are not annualized.

***  After custodian fee credit and expense reimbursement, where applicable.

+    The amounts shown are based on Common share equivalents.

++   Ratios do not reflect the effect of dividend payments to Taxable Auctioned
     Preferred Shareholders; income ratios reflect income earned on assets attributable to Taxable Auctioned Preferred Shares. Each Ratio of Expenses to Average Net Assets applicable to Common Shares and each Ratio of Net
     Investment Income to Average Net Assets applicable to Common Shares includes the effect of the net interest expense paid on interest rate swap transactions of 0.68%.

(a)  For the period November 15, 2001 (commencement of operations) through
     October 31, 2002.


                                 See accompanying notes to financial statements.

                                  18-19 SPREAD

Trustees
       AND OFFICERS

The management of the Funds, including general supervision of the duties performed for the Funds under the Management Agreement, is the responsibility of the Board of Trustees of the Funds. The number of directors/trustees of the Funds is currently set at seven, one of whom is an "interested person" (as the term is defined in the Investment Company Act of 1940) and six of whom are not interested persons. None of the trustees who are not interested persons of the Funds have ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.



                                                 YEAR FIRST
                                                 ELECTED OR                                                        NUMBER OF FUNDS
                                                 APPOINTED AND     PRINCIPAL OCCUPATION(S)                         IN NUVEEN COMPLEX
NAME, BIRTHDATE              POSITION(S) HELD    TERM OF           INCLUDING OTHER DIRECTORSHIPS                   OVERSEEN BY
AND ADDRESS                  WITH THE FUND       OFFICE            DURING PAST 5 YEARS                             TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------

TRUSTEE WHO IS AN INTERESTED PERSON OF THE FUNDS:
------------------------------------------------------------------------------------------------------------------------------------
TIMOTHY R. SCHWERTFEGER (1)  Chairman of the     2001 (Inception)  Chairman and Director (since 1996) of The John  141
3/28/1949                    Board and           Term:             Nuveen Company, Nuveen Investments, Nuveen
333 W. Wacker Drive          Director/Trustee    one year (2)      Advisory Corp. and Nuveen Institutional Advisory
Chicago, IL 60606                                                  Corp.; Chairman and Director (since 1997) of
                                                                   Nuveen Asset Management Inc.; Director (since
                                                                   1996) of Institutional Capital Corporation;
                                                                   Chairman and Director (since 1999) of Rittenhouse
                                                                   Financial Services Inc.

TRUSTEES WHO ARE NOT INTERESTED PERSONS OF THE FUNDS:
------------------------------------------------------------------------------------------------------------------------------------
JAMES E. BACON               Trustee             2001 (Inception)  Treasurer (1997-present), Cathedral of St.      19
2/27/1931                                        Term:             John the Divine (New York City); formerly
333 W. Wacker Drive                              one year (2)      (1992-1999), Director of Lone Star Industries,
Chicago, IL 60606                                                  Inc.; previously, Director and Executive Vice
                                                                   President of U.S. Trust Corporation and Trustee
                                                                   of United States Trust Company of New York.

------------------------------------------------------------------------------------------------------------------------------------
WILLIAM E. BENNETT           Trustee             2001 (Inception)  Private Investor; previously, President and     19
10/16/1946                                       Term:             Chief Executive Officer, Draper & Kramer, Inc.
333 W. Wacker Drive                              one year (2)      (September 1995 - August 1998).
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
JACK B. EVANS                Trustee             2001 (Inception)  President, The Hall-Perrine Foundation, a       19
10/22/1948                                       Term:             private philanthropic corporation (since 1996);
333 W. Wacker Drive                              one year (2)      Director, Federal Reserve Bank of Chicago;
Chicago, IL 60606                                                  Director, Alliant Energy; Director and Vice
                                                                   Chairman United Fire & Casualty Company;
                                                                   formerly President and Chief Operating Officer,
                                                                   SCI Financial Group, Inc., a regional financial
                                                                   services firm.

------------------------------------------------------------------------------------------------------------------------------------
WILLIAM L. KISSICK           Trustee             2001 (Inception)  Emeritus Professor, School of Medicine and the  19
7/29/1932                                        Term:             Wharton School of Management and former
333 W. Wacker Drive                              one year (2)      Chairman, Leonard Davis Institute of Health
Chicago, IL 60606                                                  Economics, University of Pennsylvania; Adjunct
                                                                   Professor, Health Policy and Management, Yale
                                                                   University.

------------------------------------------------------------------------------------------------------------------------------------
THOMAS E. LEAFSTRAND         Trustee             2001 (Inception)  Retired; previously, Vice President in charge   19
11/11/1931                                       Term:             of Municipal Underwriting and Dealer Sales at
333 W. Wacker Drive                              one year (2)      The Northern Trust Company.
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
SHEILA W. WELLINGTON         Trustee             2001 (Inception)  President (since 1993) of Catalyst (a           19
2/24/1932                                        Term:             not-for-profit organization focusing on women's
333 W. Wacker Drive                              one year (2)      leadership development in business and the
Chicago, IL 60606                                                  professions).

                                       20

                                                                                                                   NUMBER OF FUNDS
                                                 YEAR FIRST        PRINCIPAL OCCUPATION(S)                         IN NUVEEN COMPLEX
NAME, BIRTHDATE              POSITION(S) HELD    ELECTED OR        INCLUDING OTHER DIRECTORSHIPS                   OVERSEEN BY
AND ADDRESS                  WITH THE FUND       APPOINTED (3)     DURING PAST 5 YEARS                             OFFICER
------------------------------------------------------------------------------------------------------------------------------------

OFFICERS OF THE FUNDS:
------------------------------------------------------------------------------------------------------------------------------------
MICHAEL T. ATKINSON          Vice President      2002              Vice President (since January 2002), formerly,  141
2/3/1966                                                           Assistant Vice President (since 2000),
333 W. Wacker Drive                                                previously, Associate of Nuveen Investments.
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
PETER H. D'ARRIGO            Vice President and  2001              Vice President of Nuveen Investments (since     141
11/28/1967                   Treasurer                             1999), prior thereto, Assistant Vice President
333 W. Wacker Drive                                                (from 1997); Chartered Financial Analyst.
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
SUSAN M. DESANTO             Vice President      2001              Vice President of Nuveen Advisory Corp. (since  141
9/8/1954                                                           2001); previously, Vice President of Van Kampen
333 W. Wacker Drive                                                Investment Advisory Corp. (since 1998); prior
Chicago, IL 60606                                                  thereto, Assistant Vice President of Van Kampen
                                                                   Investment Advisory Corp.

------------------------------------------------------------------------------------------------------------------------------------
JESSICA R. DROEGER           Vice President      2002              Vice President (since January 2002), Assistant  141
9/24/1964                    and Secretary                         General Counsel and Assistant Secretary (since
333 W. Wacker Drive                                                1998), formerly Assistant Vice President of
Chicago, IL 60606                                                  Nuveen Investments; Vice President (since January
                                                                   2002) and Assistant Secretary (since 1998),
                                                                   formerly Assistant Vice President of Nuveen
                                                                   Advisory Corp. and Nuveen Institutional Advisory
                                                                   Corp.; prior thereto, Associate at the law firm
                                                                   D'Ancona Partners LLC.

------------------------------------------------------------------------------------------------------------------------------------
LORNA C. FERGUSON            Vice President      2001              Vice President of Nuveen Investments; Vice      141
10/24/1945                                                         President (since 1998) of Nuveen Advisory Corp.
333 W. Wacker Drive                                                and Nuveen Institutional Advisory Corp.
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
WILLIAM M. FITZGERALD        Vice President      2001              Managing Director (since January 2002) of       141
3/2/1964                                                           Nuveen Investments; Managing Director of Nuveen
333 W. Wacker Drive                                                Advisory Corp. and Nuveen Institutional Advisory
Chicago, IL 60606                                                  Corp. (since 2001); prior thereto, Vice
                                                                   President of Nuveen Advisory Corp.; Chartered
                                                                   Financial Analyst.

------------------------------------------------------------------------------------------------------------------------------------
STEPHEN D. FOY               Vice President and  2001              Vice President of Nuveen Investments and        141
5/31/1954                    Controller                            (since 1998) The John Nuveen Company;
333 W. Wacker Drive                                                Certified Public Accountant.
Chicago, IL 60606

------------------------------------------------------------------------------------------------------------------------------------
DAVID J. LAMB                Vice President      2001              Vice President (since 2000) of Nuveen           141
3/22/1963                                                          Investments, previously Assistant Vice President
333 W. Wacker Drive                                                (since 1999); prior thereto, Associate of Nuveen
Chicago, IL 60606                                                  Investments; Certified Public Accountant.

------------------------------------------------------------------------------------------------------------------------------------
TINA M. LAZAR                Vice President      2002              Vice President (since 1999), previously,        141
8/27/1961                                                          Assistant Vice President (since 1993) of
333 W. Wacker Drive                                                Nuveen Investments.
Chicago, IL 60606

                                       21

Trustees
       AND OFFICERS (CONTINUED)
                                                                                                                   NUMBER OF FUNDS
                                                 YEAR FIRST        PRINCIPAL OCCUPATION(S)                         IN NUVEEN COMPLEX
NAME, BIRTHDATE              POSITION(S) HELD    ELECTED OR        INCLUDING OTHER DIRECTORSHIPS                   OVERSEEN BY
AND ADDRESS                  WITH THE FUND       APPOINTED (3)     DURING PAST 5 YEARS                             OFFICER
------------------------------------------------------------------------------------------------------------------------------------
OFFICERS OF THE FUNDS (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
LARRY W. MARTIN              Vice President and  2001              Vice President, Assistant Secretary and         141
7/27/1951                    Assistant Secretary                   Assistant General Counsel of Nuveen
333 W. Wacker Drive                                                Investments; Vice President and Assistant
Chicago, IL 60606                                                  Secretary of Nuveen Advisory Corp. and Nuveen
                                                                   Institutional Advisory Corp.; Vice President and
                                                                   Assistant Secretary of The John Nuveen
                                                                   Company and Nuveen Asset Management, Inc.

------------------------------------------------------------------------------------------------------------------------------------
EDWARD F. NEILD, IV          Vice President      2002              Managing Director (since January 2002) of       141
7/7/1965                                                           Nuveen Investments; Managing Director
333 W. Wacker Drive                                                (since 1997) of Nuveen Advisory Corp. and
Chicago, IL 60606                                                  Nuveen Institutional Advisory Corp.; Chartered
                                                                   Financial Analyst.

------------------------------------------------------------------------------------------------------------------------------------
GIFFORD R. ZIMMERMAN         Chief               2002              Managing Director (since January 2002,          141
9/9/1956                     Administrative                        formerly Vice President), Assistant Secretary
333 W. Wacker Drive          Officer                               and Associate General Counsel (formerly
Chicago, IL 60606                                                  Assistant General Counsel) of Nuveen
                                                                   Investments; Managing Director (since
                                                                   January 2002, formerly Vice President) and
                                                                   Assistant Secretary of Nuveen Advisory Corp.
                                                                   and Nuveen Institutional Advisory Corp.; Vice
                                                                   President and Assistant Secretary of The John
                                                                   Nuveen Company; Chartered Financial Analyst.









(1) Mr. Schwertfeger is an "interested person" of the Fund, as defined in the Investment Company Act of 1940, because he is an officer and director of Nuveen Institutional Advisory Corp.

(2) Trustees are elected each year by shareholders and serve a one year term until his/her successor is elected.

(3)  Officers serve one year terms through July of each year.

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                                       23

                Build Your Wealth
                       AUTOMATICALLY


SIDEBAR TEXT: NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.




NUVEEN CLOSED-END EXCHANGE-TRADED FUNDS DIVIDEND REINVESTMENT PLAN
Your Nuveen Closed-End Exchange-Traded Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT
To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at 95% of the then-current market price or at net asset value, whichever is higher. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.
A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBILITY
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

                Fund
                  INFORMATION




BOARD OF TRUSTEES
James F. Bacon
William E. Bennett
JackB. Evans
William T. Kissick
Thomas E. Leafstrand
Timothy R. Schwertfeger
Sheila W. Wellington

FUND MANAGER
Nuveen Institutional Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust
Boston, MA

TRANSFER AGENT AND
SHAREHOLDER SERVICES
State Street Bank &Trust
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071

(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler
Chicago, IL

INDEPENDENT AUDITORS
Ernst & Young LLP
Chicago, IL


CHANGE OF INDEPENDENT ACCOUNTANTS
On May 15, 2002, Arthur Andersen LLP ("Arthur Andersen") resigned as independent accountants for the Nuveen Real Estate Income Fund (the "Fund"). Arthur Andersen's report for the Fund's financial statements for the period ended October 29, 2001, did not contain an adverse opinion or disclaimer of opinion and was not qualified as to uncertainty, audit scope or accounting principles. In addition there have not been any disagreements with Arthur Andersen during the Fund's most recent fiscal year on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Arthur Andersen, would have caused it to make a reference to the subject matter of the disagreement in connection with its reports. The Fund's Board of Trustees appointed Ernst &Young LLP as independent accountants for the fiscal year ended 2002.



--------
The Fund intends to repurchase shares of its own common stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the period ended October 31, 2002. Any future repurchases will be reported to shareholders in the next annual or semiannual report.

                Serving Investors
                          FOR GENERATIONS


PHOTO OF: John Nuveen, Sr.


For over a century, generations of Americans have relied on Nuveen Investments to help them grow and keep the money they've earned. Financial advisors, investors and their families have associated Nuveen Investments with quality, expertise and dependability since 1898. That is why financial advisors have entrusted the assets of more than 1.3 million investors to Nuveen.

With the know-how that comes from a century of experience, Nuveen continues to build upon its reputation for quality. Now, financial advisors and investors can count on Nuveen Investments to help them design customized solutions that meet the far-reaching financial goals unique to family wealth strategies - solutions that can translate into legacies.

To find out more about how Nuveen Investments' products and services can help you preserve your financial security, talk with your financial advisor, or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before you invest.


Logo: NUVEEN Investments


Nuveen Investments o 333 West Wacker Drive
Chicago, IL 60606 o www.nuveen.com                                   EAN-F-1002D